Exhibit 99.1

BROCADE CONTACTS

Public Relations John Noh Tel: 408-333-5108 jnoh@brocade.com	Investor Relations Robert Eggers Tel: 408-333-8797 reggers@brocade.com

Brocade Reports Fiscal Q1 2012 Results

Storage Product Revenue Growth of 17% led to Record Company Revenue

SAN JOSE, Calif., Feb 21, 2012 — Brocade® (NASDAQ: BRCD) today reported financial results for its first fiscal quarter ended January 28, 2012. Brocade reported first quarter revenue of $561 million, representing an increase of 2% quarter-over-quarter and 3% year-over-year, and resulting in diluted earnings per share of $0.12 on a GAAP basis and diluted earnings per share of $0.20 on a non-GAAP basis.

Summary of Q1 2012 results:

•

Storage business revenue, including products and services, was a record $406.4 million, up 12% sequentially and 4% year-over-year. Storage product revenue grew 17% sequentially driven by strong demand across all product segments including the continued ramp of our industry leading 16 gigabit-per-second Fibre Channel products.

•

Ethernet business revenue, including products and services, was $154.3 million, down 18% quarter-over-quarter and up 1% year-over-year. Revenue from Service Provider customers was a record $64.5 million in the quarter and was offset by lower Enterprise revenue and expected softness in Federal revenue.

•

GAAP gross margin was 61.5% and non-GAAP gross margin was 64.8% in Q1 2012, compared to 58.8% and 62.0% in Q1 2011, respectively. The improvement in gross margin was driven by a favorable mix to higher margin Storage products, margin expansion in Global Services and an increase in overall revenue for the company.

•

GAAP operating margin was 12.4% and non-GAAP operating margin was 21.5% in Q1 2012, compared to 7.8% and 17.1% in Q1 2011, respectively. The improvement in operating margin was primarily driven by higher gross margin and the increase in revenue.

•	Non-GAAP EPS of $0.20 in Q1 2012 was up 22% sequentially and 61% year-over-year.

•	The non-GAAP EPS included a tax benefit of approximately $0.03 from the closure of various tax audits in the United States during Q1 2012.

•	Brocade generated operating cash flow of $127 million and reduced its term loan by $70 million. The term loan balance was $120 million exiting Q1 2012.

“Q1 was a great quarter for Brocade—achieving record revenue, expanding gross margins, and increasing profits as we continued to see strong momentum across many areas of our business,” said Michael Klayko, CEO of Brocade. “It is clear that we are executing well on our Playbook strategy of using “innovation as a differentiator” which fueled strength in both our Storage and Service Provider. We look forward to delivering on our next wave of innovation focused on the Campus LAN market and to transition these customers to our new portfolio of solutions.”

In addition to this press release, Brocade management will host a conference call to discuss fiscal first quarter results and fiscal second quarter outlook today at 2:30 p.m. PT (5:30 p.m. ET). To access the webcast please go to www.brcd.com/events.cfm. A replay of the conference call, as well as corresponding slides and written transcript, will be available at www.brcd.com.

Other Q1 2012 product, customer and partner announcements are available at http://newsroom.brocade.com/.

Financial Highlights and Additional Financial Information

	Q1 2012	Q4 2011		Q1 2011
Revenue	$561M	$550M		$546M
GAAP net income (loss)	$59M	$(4	)M	$27M
Non-GAAP net income	$93M	$79M		$60M
GAAP EPS - diluted	$0.12	$(0.01)		$0.05
Non-GAAP EPS - diluted	$0.20	$0.16		$0.12
GAAP gross margin	61.5%	59.5%		58.8%
Non-GAAP gross margin	64.8%	62.9%		62.0%
GAAP operating income	$69M	$55M		$42M
Non-GAAP operating income	$120M	$116M		$93M
GAAP operating margin	12.4%	9.9%		7.8%
Non-GAAP operating margin	21.5%	21.0%		17.1%
Adjusted EBITDA (1)	$140M	$138M		$114M
Cash provided by operations	$127M	$206M		$118M

•	Q1 2012 effective GAAP tax rate was (5.8)% and non-GAAP effective tax rate was 12.6%.
•	Q1 2012 total Storage Area Networking (SAN) port shipments were approximately 1.2 million.

Please see important note of explanation on Non-GAAP measures below, including a detailed reconciliation between GAAP and Non-GAAP information in the tables included herein.

	Q1 2012	Q4 2011	Q1 2011
As a % of total revenues
OEM revenues	69%	62%	66%
Channel/Direct revenues	31%	38%	34%
10% or greater customer revenues	48%	41%	47%
Domestic revenues	61%	62%	59%
International revenues	39%	38%	41%
Data Storage Products Revenues	63%	55%	61%
Ethernet Products Revenues	22%	29%	23%
Global Services Revenue	15%	16%	16%
Ethernet Business Revenues (2)	28%	34%	28%
As a % of Ethernet Business Revenues:
Enterprise, excluding Federal	45%	57%	61%
Federal	13%	18%	13%
Service Provider	42%	25%	26%

	Q1 2012	Q4 2011	Q1 2011
Cash, cash equivalents and short-term investments	$485M	$415M	$416M
Deferred revenues	$278M	$270M	$265M
Capital expenditures	$18M	$20M	$23M
Total debt, net of discount	$720M	$789M	$892M
Days sales outstanding	36 days	41 days	44 days
Employees at end of period	4,542	4,546	4,721

1)	Adjusted EBITDA is as defined in the Term Debt Credit Agreement.
2)	Ethernet Business revenues include product and global services revenues.

Non-GAAP Financial Measures

This press release contains non-GAAP financial measures. In evaluating Brocade’s performance, management uses certain non-GAAP financial measures to supplement consolidated financial statements prepared under GAAP.

Management believes that non-GAAP financial measures used in this press release allow management to gain a better understanding of Brocade’s comparative operating performance both from period to period, and to its competitors’ operating results. Management also believes these non-GAAP financial measures help indicate Brocade’s baseline performance before gains, losses or charges that are considered by management to be outside ongoing operating results. Accordingly, management uses these non-GAAP financial measures for planning and forecasting of future periods and in making decisions regarding operations performance and the allocation of resources. Management believes these non-GAAP financial measures, when read in conjunction with Brocade’s GAAP financials, provide useful information to investors by offering:

•	the ability to make more meaningful period-to-period comparisons of Brocade’s ongoing operating results;

•	the ability to make more meaningful comparisons of Brocade’s operating performance against industry and competitor companies;

•	the ability to better identify trends in Brocade’s underlying business and to perform related trend analysis;

•	a better understanding of how management plans and measures Brocade’s underlying business; and

•	an easier way to compare Brocade’s most recent results of operations against investor and analyst financial models.

Management excludes certain gains or losses and benefits or costs in determining non-GAAP net income that are the result of infrequent events or arise outside the ordinary course of Brocade’s continuing operations. Management believes that it is appropriate to evaluate Brocade’s operating performance by excluding those items that are not indicative of ongoing operating results or limit comparability. Such items include: (i) provision or benefit from certain pre-acquisition litigation (ii) legal fees associated with certain pre-acquisition litigation, (iii) legal fees associated with indemnification obligations and other related costs, net, (iv) acquisition and integration costs, (v) loss on sale of property, (vi) interest expense related to the adoption of new standards relating to convertible debt instruments, (vii) original issue discount and debt issuance costs of debt related to lenders that did not participate in refinancing, and (viii) loss on sale of a subsidiary.

Management also excludes the following non-cash charges in determining non-GAAP net income (i) stock-based compensation expense and (ii) amortization of purchased intangible assets. Because of varying available valuation methodologies, subjective assumptions and the variety of award types, management believes that the exclusion of stock-based compensation allows for more accurate comparisons of our operating results to our peer companies. Management believes that the expense associated with the amortization of acquisition-related intangible assets is appropriate to be excluded because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have short lives and exclusion of the amortization expense allows comparisons of operating results that are consistent over time for Brocade’s newly acquired and long-held businesses.

Finally, management believes that it is appropriate to exclude the tax effects of the items noted above in order to present a more meaningful measure of non-GAAP net income.

Limitations These non-GAAP financial measures have limitations, however, because they do not include all items of income and expense that impact the Company. Management compensates for these limitations by also considering Brocade’s GAAP results. The non-GAAP financial measures that Brocade uses are not prepared in accordance with, and should not be considered an alternative to measurements required by GAAP, such as operating income, net income and net income per share, and should not be considered measurements of Brocade’s liquidity. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP measures. In addition, these non-GAAP financial measures may not be comparable to similar measurements reported by other companies.

Cautionary Statement

This press release contains statements that are forward-looking in nature, including statements regarding the networking industry, Brocade’s strategy, and its routes to market. These statements are based on current expectations on the date of this press release and involve a number of risks and uncertainties which may cause actual results to differ significantly from such estimates. The risks include, but are not limited to, changes in IT spending levels in one or more of our target markets including the government sector, Brocade’s ability to capitalize on new Brocade sales and marketing initiatives, including expanded go-to-market activities in our Ethernet business, customer acceptance of Brocade’s Ethernet fabric solutions, Brocade’s ability to continue to successfully innovate new products and services on a timely basis and achieve widespread market acceptance, and the effect of increasing market competition and changes in the industry. Certain of these and other risks are set forth in more detail in “Item 1A. Risk Factors” in Brocade’s Annual Report on Form 10-K for the fiscal year ended October 29, 2011. Brocade does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise.

About Brocade

Brocade (NASDAQ: BRCD) networking solutions help the world’s leading organizations transition smoothly to a world where applications and information reside anywhere. (www.brocade.com)

Brocade, the B-wing symbol, DCX, Fabric OS, and SAN Health are registered trademarks, and Brocade Assurance, Brocade NET Health, Brocade One, CloudPlex, MLX, VCS, VDX, and When the Mission Is Critical, the Network Is Brocade are trademarks of Brocade Communications Systems, Inc., in the United States and/or in other countries. Other brands, products, or service names mentioned are or may be trademarks or service marks of their respective owners.

©2012 Brocade Communications Systems, Inc. All Rights Reserved.

BROCADE COMMUNICATIONS SYSTEMS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	Three Months Ended
	January 28, 2012	January 29, 2011
	(In thousands, except per share amounts)
Net revenues
Product	$476,302	$457,029
Service	84,340	88,727

Total net revenues	560,642	545,756
Cost of revenues
Product	175,407	177,616
Service	40,466	47,257

Total cost of revenues	215,873	224,873

Gross margin	344,769	320,883
Operating expenses:
Research and development	89,319	91,408
Sales and marketing	152,688	152,667
General and administrative	18,350	18,090
Legal fees associated with indemnification obligations and other related costs, net	—	124
Amortization of intangible assets	14,993	16,190

Total operating expenses	275,350	278,479

Income from operations	69,419	42,404
Interest expense	(13,046)	(21,546)
Interest and other income (loss), net	(996)	343

Income before income tax benefit	55,377	21,201
Income tax benefit	(3,207)	(5,717)

Net income	$58,584	$26,918

Net income per share — basic	$0.13	$0.06

Net income per share — diluted	$0.12	$0.05

Shares used in per share calculation — basic	452,494	465,108

Shares used in per share calculation — diluted	468,738	491,166

BROCADE COMMUNICATIONS SYSTEMS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

	January 28, 2012	October 29, 2011
	(In thousands)
Assets
Current assets:
Cash and cash equivalents	$484,239	$414,202
Short-term investments	785	774

Total cash, cash equivalents and short-term investments	485,024	414,976
Accounts receivable, net of allowances for doubtful accounts of $1,449 and $1,388 at January 28, 2012 and October 29, 2011, respectively	219,363	249,141
Inventories	80,999	74,172
Deferred tax assets	59,762	53,604
Prepaid expenses and other current assets	49,920	52,308

Total current assets	895,068	844,201
Property and equipment, net	528,102	532,384
Goodwill	1,628,544	1,630,967
Intangible assets, net	185,614	214,697
Non-current deferred tax assets	197,901	210,028
Other assets	43,511	42,031

Total assets	$3,478,740	$3,474,308

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$99,184	$109,471
Accrued employee compensation	107,141	118,298
Deferred revenue	207,091	201,421
Current liabilities associated with facilities lease losses	885	1,456
Current portion of long-term debt	27,341	40,539
Other accrued liabilities	90,865	94,802

Total current liabilities	532,507	565,987
Long-term debt, net of current portion	692,191	748,904
Non-current liabilities associated with facilities lease losses	2,312	2,496
Non-current deferred revenue	71,364	69,024
Non-current income tax liability	49,094	63,593
Other non-current liabilities	9,904	10,166

Total liabilities	1,357,372	1,460,170

Stockholders’ equity:
Common stock	457	448
Additional paid-in capital	2,037,872	1,984,830
Accumulated other comprehensive loss	(16,401)	(11,996)
Retained earnings	99,440	40,856

Total stockholders’ equity	2,121,368	2,014,138

Total liabilities and stockholders’ equity	$3,478,740	$3,474,308

BROCADE COMMUNICATIONS SYSTEMS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	Three Months Ended
	January 28, 2012	January 29, 2011
	(In thousands)
Cash flows from operating activities:
Net income	$58,584	$26,918
Adjustments to reconcile net income to net cash provided by operating activities:
Excess tax benefits from stock-based compensation	(1,147)	—
Depreciation and amortization	50,105	52,522
Loss on disposal of property and equipment	256	176
Amortization of debt issuance costs and original issue discount	1,234	4,729
Net gains on investments	(12)	(16)
Provision for doubtful accounts receivable and sales allowances	2,700	2,428
Non-cash compensation expense	21,819	19,906
Changes in assets and liabilities:
Accounts receivable	27,078	50,073
Inventories	(6,826)	(10,319)
Prepaid expenses and other assets	1,611	(3,018)
Deferred tax assets	22	(6)
Accounts payable	(9,556)	(18,582)
Accrued employee compensation	(13,013)	(9,416)
Deferred revenue	8,010	14,617
Other accrued liabilities	(13,059)	(10,076)
Liabilities associated with facilities lease losses	(755)	(1,700)

Net cash provided by operating activities	127,051	118,236

Cash flows from investing activities:
Purchases of short-term investments	—	(25)
Proceeds from maturities and sale of short-term investments	—	19
Proceeds from sale of subsidiary	(215)	—

Purchases of property and equipment	(17,556)	(23,395)

Net cash used in investing activities	(17,771)	(23,401)

Cash flows from financing activities:
Payment of principal related to the term loan	(70,000)	(39,748)
Payment of principal related to capital leases	(456)	(431)
Proceeds from issuance of common stock, net	31,941	25,477
Excess tax benefits from stock-based compensation	1,147	—

Net cash used in financing activities	(37,368)	(14,702)

Effect of exchange rate fluctuations on cash and cash equivalents	(1,875)	66

Net increase in cash and cash equivalents	70,037	80,199
Cash and cash equivalents, beginning of period	414,202	333,984

Cash and cash equivalents, end of period	$484,239	$414,183

BROCADE COMMUNICATIONS SYSTEMS, INC.

RECONCILIATION BETWEEN GAAP AND NON-GAAP NET INCOME

(Unaudited)

	Three Months Ended
	January 28, 2012	January 29, 2011
	(In thousands, except per share amounts)
Net income on a GAAP basis	$58,584	$26,918
Adjustments:
Stock-based compensation expense included in cost of revenues	4,375	2,860
Amortization of intangible assets expense included in cost of revenues	14,090	14,467
Legal fees associated with certain pre-acquisition litigation	(51)	77

Total gross margin adjustments	18,414	17,404

Legal fees associated with indemnification obligations and other related costs, net	—	124
Stock-based compensation expense included in research and development	5,028	4,283
Stock-based compensation expense included in sales and marketing	9,776	8,792
Stock-based compensation expense included in general and administrative	2,640	3,971
Amortization of intangible assets expense included in operating expenses	14,993	16,190

Total operating expense adjustments	32,437	33,360

Total operating income adjustments	50,851	50,764
Income tax effect of adjustments	(16,623)	(17,203)

Non-GAAP net income	$92,812	$60,479

Non-GAAP net income per share — basic	$0.21	$0.13

Non-GAAP net income per share — diluted	$0.20	$0.12

Shares used in non-GAAP per share calculation — basic	452,494	465,108

Shares used in non-GAAP per share calculation — diluted	468,738	491,166